Investments - Company's Combined Proportionate Share of Major Components of Financial Statements (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Equity Method Investments And Joint Ventures [Abstract]
Current assets	$ 373	$ 344
Long-term assets	82	74
Current liabilities	167	150
Long-term liabilities	76	60
Sales	1,013	967	881
Cost of goods sold, expenses and income taxes	839	814	805
Net income	$ 174	$ 153	$ 76